SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 3, 2006

Intelsat, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wellesley House North, 2nd Floor, 90 Pitts Bay Road, Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

(441) 294-1650

Registrant’s telephone number, including area code

n/a

(Former Address, If Changed Since Last Report)

Intelsat Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22531	95-4607698
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3400 International Drive NW, Washington, D.C.	20008
(Address of Principal Executive Offices)	(Zip Code)

(202) 944-6800

Registrant’s telephone number, including area code

n/a

(Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 9, 2006, Intelsat, Ltd. and Intelsat Corporation filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) related to the replacement of Deloitte & Touche LLP, the independent registered public accounting firm for Intelsat Holding Corporation (f/k/a PanAmSat Holding Corporation) and Intelsat Corporation (f/k/a PanAmSat Corporation), with KPMG LLP on August 3, 2006. This amendment on Form 8-K/A is being filed with the SEC to file a revised letter from Deloitte & Touche LLP in response to the SEC’s comment letter dated August 10, 2006.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter to the Securities and Exchange Commission from Deloitte & Touche LLP dated August 15, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2006

INTELSAT, LTD.

By:	/s/ Jeffrey Freimark
Name: Title:	Jeffrey Freimark Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2006

INTELSAT CORPORATION

By:	/s/ Jeffrey Freimark
Name: Title:	Jeffrey Freimark Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter to the Securities and Exchange Commission from Deloitte & Touche LLP dated August 15, 2006.